Exhibit 10.3

AMENDMENT NO. 3 AND WAIVER, dated as of January 7, 2004 (this "Amendment")

BY AND AMONG

BRANDPARTNERS GROUP, INC., a Delaware corporation ("BPG");

WILLEY BROTHERS INC., a New Hampshire corporation  ("Willey",  and together with
    BPG, each individually a "Company" and collectively, the "Companies"); and

CORPORATE MEZZANINE II, L.P., a British Virgin Islands limited partnership
    ("CMII").

WHEREAS, the Companies and CMII are parties to a certain Subordinated Note and Warrant Purchase Agreement dated as of October 22, 2001 as amended by Amendment No. 1 and Waiver dated as of May 14, 2002 and Amendment No. 2 and Waiver dated as of August 9, 2002 (the "Original Purchase Agreement" and as amended hereby, the "Purchase Agreement") pursuant to which (i) Willey has issued and sold to CMII a subordinated promissory note (the "Note") in the original principal amount of $5,000,000 with a final maturity of October 22, 2008 and (ii) BPG has issued and sold to CMII certain warrants for the purchase of 415,000 shares of common stock of BPG (the "Warrant"); and

WHEREAS, the Companies have requested that CMII amend the Original Purchase Agreement in certain respects and waive certain provisions of the Original Purchase Agreement as specified herein; and

WHEREAS, CMII is willing to waive and amend certain provisions of the Original Purchase Agreement, but only on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      (A) Definitions. Capitalized terms used in this Amendment shall have the meanings given them in the Original Purchase Agreement unless otherwise defined herein.

      (B) Affirmation of Original Purchase Agreement. Each Company acknowledges that each of the Original Purchase Agreement, the Note and the Warrant is a valid and binding obligation of the Companies, in the case of the Original Purchase Agreement and the Warrant and of Willey, in the case of the Note, enforceable against the Companies or Willey, as the case may be, in accordance with their respective terms.

      (C) Waiver. Effective as of December 2, 2003 and subject to the terms of Amendment No. 1 to Note dated as of the date hereof between Willey and CMII ("Amendment No. 1 to Note"), CMII hereby waives compliance with the requirement set forth in that certain letter agreement dated as of September 30, 2003 between the Companies, CMII and Fleet Capital Corporation ("Fleet") that Willey pay accrued interest on the Note on the earliest to occur of (a) December 2, 2003, (b) the date that all or any portion of Fleet's commitments under the Senior Credit Agreement are terminated or cancelled or (c) the date that all or any portion of Willey's obligations under the Senior Credit Agreement becomes immediately due and payable. Anything herein to the contrary notwithstanding,
(i) CMII's waiver contained in this Section 3 is subject to the satisfaction of the conditions set forth in Section 5 hereof, (ii) such waiver only applies to the specific provisions noted above and (iii) Willey is required to comply with the provisions of the Purchase Agreement and the Note, as amended by Amendment No. 1 to Note, at all times in the future.

      (D) Amendment. Section 8.3 of the Original Purchase Agreement is amended by adding the following text ", except for the fourth fiscal quarter of fiscal year 2003 and each fiscal quarter of fiscal year 2004" immediately after the text "Willey covenants and agrees that" appearing in such section.

      (E) Conditions to CMII's Obligations. The amendment contained in Section 4 hereof and the waiver contained in Section 3 hereof shall become effective (the "Effective Date") upon the satisfaction in full of the following conditions on or prior to January 12, 2004:

            (1) CMII shall have executed and delivered a counterpart of this Amendment and CMII shall have received a counterpart of this Amendment executed and delivered by each Company;

            (2) CMII shall have executed and delivered a counterpart of the Amendment No. 1 to Note and CMII shall have received a counterpart of the Amendment No. 1 to Note executed and delivered by each Company;

            (3) BPG shall have issued to CMII and CMII shall have received one or more Warrants to purchase not less than an aggregate of 250,000 shares of common stock of BPG (subject to adjustment set forth in the Warrants and at an initial exercise price of US$0.26 and BPG shall have authorized and reserved for issuance to CMII that number of shares of its common stock necessary for the purpose of issuance to CMII upon conversion of the Warrant;

            (4) CMII shall have received in cash the interest that shall have accrued on the Accreted Principal Amount (as defined in the Note) and that is due as of December 31, 2003;

            (5) on or prior to January 12, 2004, BPG shall have completed an aggregate of $2,500,000 in common equity financing, at a price per share disclosed to CMII and having no mandatory redemption, repurchase, put or similar arrangement; and

            (6) all conditions to the effectiveness of the Ninth Amendment to the Senior Credit Agreement shall have been satisfied and a true, correct and complete copy of such amendment (in the form that will be in effect on Effective
Date) shall have been delivered to CMII.

      (F) Reimbursement of Expenses. Willey will pay all out-of-pocket expenses, costs and charges incurred by CMII (including reasonable fees and disbursements of counsel) in connection with the preparation and implementation of this Amendment, and all documents executed in connection herewith.

      (G) Senior Credit Agreement Amendment. Section 10.2 of the Ninth Amendment to the Senior Credit Agreement dated as of November 28, 2003 (the "Ninth Amendment"), provides certain restrictions on the ability of Willey to make payments of principal of and interest on the Notes. This will confirm that CMII does not consent to the provisions of such section 10.2 to the extent such provisions are inconsistent with the Subordination Agreement. By signing below, Willey confirms and agrees that it will make payments under the Notes to the extent required by the terms of the Notes and permitted by the Subordination Agreement.

      (H) Notices. Nothwithstanding anything to the contrary contained in the Transaction Documents (as defined in the Purchase Agreement), effective as of December 2, 2003 all notices, demands and other communications to BPG or Willey provided for or permitted under any Transaction Document shall be made in writing and shall be sent by registered or certified first class mail, return receipt requested, telecopier, courier service or personal delivery to the following addresses:

            (1) If to BPG:

                BrandPartners Group, Inc.
                60 East 42nd Street, Suite 1241
                New York, NY  10165
                Attn:  James F. Brooks, Chief Executive Officer
                Facsimile No.:  (212) 370-0563

                With copies to:

                BrandPartners Group, Inc.
                c/o Willey Brothers, Inc.
                10 Main Street


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

                Rochester, NH  03839
                Attn:  James F. Brooks, Chief Executive Officer
                Facsimile No.:  (603) 330-1935

                and

                Baratta & Goldstein
                597 Fifth Avenue
                New York, NY  10017
                Attn:  Joseph Baratta, Esq.
                Facsimile No.:  (212) 750-8297

            (2) If to Willey:

                Willey Brothers, Inc.
                10 Main Street
                Rochester, NH  03839
                Attn:  James F. Brooks, Chief Executive Officer
                Facsimile No.:  (603) 330-1935

                With copies to:

                Willey Brothers, Inc.
                c/o BrandPartners Group, Inc.
                60 East 42nd Street, Suite 1241
                New York, NY  10165
                Attn:  James F. Brooks, Chief Executive Officer
                Facsimile No.:  (212) 370-0563

                and

                Baratta & Goldstein
                597 Fifth Avenue
                New York, NY  10017
                Attn:  Joseph Baratta, Esq.
                Facsimile No.:  (212) 750-8297

      (I) Original Purchase Agreement and Note to Remain in Force. Except as specifically provided herein, the Original Purchase Agreement and the Note shall remain in full force and effect and are in all respects hereby ratified and affirmed. From and after the Effective Date, all references in the Purchase Agreement to "this Agreement", "hereof" or "herein" or the like, and all references in the other Transaction Documents to the Purchase Agreement, shall mean and refer to the Original Purchase Agreement as amended and waived hereby.

      8. Successors and Assigns. The Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

      9. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

      (J) Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      11. No Implied Waivers. No failure or delay on the part of CMII in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or


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

power preclude any other or further exercise thereof or the exercise of any other right or power hereunder or under the Original Purchase Agreement or the Note. No modification or waiver of any provisions of this Amendment shall in any event be effective unless the same shall be in writing and signed by CMII, and then such modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

      12. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law other than Section 5-1401 of the General Obligations Law of the State of New York.

      13. Jurisdiction; WAIVER OF RIGHT TO JURY TRIAL. Each party to this Amendment hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Amendment or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York located in New York City or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AMENDMENT OR THE SUBJECT MATTER HEREOF. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS TRANSACTION, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS.

         14. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                            [signature page follows]


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

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed all as of the day and year first above written.

-----------------------------------
BRANDPARTNERS GROUP, INC.

By:  /s/ James F. Brooks
     -----------------------------------
     Name:    James F. Brooks
     Title:   Chief Executive Officer


WILLEY BROTHERS, INC.

By:  /s/ James F. Brooks
     -----------------------------------
     Name:    James F. Brooks
     Title:   Chief Executive Officer


CORPORATE MEZZANINE II, L.P.

By:  /s/ Hamad Abdulaziz Alsagar
     -----------------------------------
     Name:    Hamad Abdulaziz Alsagar
     Title:   Director


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